PREMIER STATE MUNICIPAL BOND FUND
PROSPECTUS                                                   SEPTEMBER 3, 1996
        Premier State Municipal Bond Fund (the "Fund") is an open-end, non-diversified, management investment company, known as a mutual fund. The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk.
        The Fund permits you to invest in any of twelve separate portfolios (each, a "Series"): the Connecticut Series, the Florida Series, the Georgia Series, the Maryland Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the North Carolina Series, the Ohio Series, the Pennsylvania Series, the Texas Series and the Virginia Series. Each Series seeks to achieve the Fund's investment objective by investing in Municipal Obligations primarily issued by issuers in the State after which it is named and believed to be exempt from Federal and, where applicable, from that State's income tax. It is anticipated that substantially all dividends paid by each Series will be exempt from Federal income tax and also, where applicable, will be exempt from the personal income tax of the State after which the Series is named.
        By this Prospectus, each Series is offering three Classes of shares-Class A, Class B and Class C-which are described herein. See "Alternative Purchase Methods."
        The Fund provides free redemption checks with respect to Class A shares, which you can use in amounts of $500 or more for cash or to pay bills. You can purchase or redeem all classes of shares by telephone using the TELETRANSFER Privilege.
        The Dreyfus Corporation serves as the Fund's investment adviser and, in that capacity, is responsible for determining whether investing in particular securities is consistent with the Fund's investment objective, including whether the securities subject the Fund to undue risk.
        This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.
        The Statement of Additional Information dated September 3, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, a nd other information regarding the Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
TABLE OF CONTENTS
        FEE TABLE..........................................        3
        CONDENSED FINANCIAL INFORMATION....................        6
        ALTERNATIVE PURCHASE METHODS.......................        28
        DESCRIPTION OF THE FUND............................        29
        MANAGEMENT OF THE FUND.............................        35
        HOW TO BUY SHARES..................................        37
        SHAREHOLDER SERVICES...............................        41
        HOW TO REDEEM SHARES...............................        45
        DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN....        49
        DIVIDENDS, DISTRIBUTIONS AND TAXES.................        49
        PERFORMANCE INFORMATION............................        57
        GENERAL INFORMATION................................        58
        APPENDIX...........................................        59
                                      Page 2
FEE TABLE

                                                                CONNECTICUT SERIES                         FLORIDA SERIES
                                                            ----------------------------             ---------------------------
SHAREHOLDER TRANSACTION EXPENSES                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price).................  4.50%     None      None                4.50%     None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...  None*     3.00%     1.00%               None*     3.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees......................................   .55%      .55%      .55%                .55%      .55%      .55%
        12b-1 Fees...........................................  None       .50%      .75%               None       .50%      .75%
        Other Expenses.......................................   .37%      .39%      .34%                .36%      .36%      .69%
        Total Fund Operating Expenses........................   .92%     1.44%     1.64%                .91%     1.41%     1.99%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
          1 YEAR.............................................  $ 54    $45/15**  $27/17**              $ 54    $44/14**  $30/20**
          3 YEARS............................................  $ 73    $66/46**     $52                $ 73    $65/45**     $62
          5 YEARS............................................  $ 94    $89/79**     $89                $ 93    $87/77**    $107
          10 YEARS...........................................  $153      $145***   $194                $152      $143***   $232


                                                                   GEORGIA SERIES                          MARYLAND SERIES
                                                            -----------------------------            ---------------------------
SHAREHOLDER TRANSACTION EXPENSES                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price).................  4.50%     None      None                4.50%     None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...  None*     3.00%     1.00%               None*     3.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees.....................................   .55%      .55%      .55%                .55%      .55%      .55%
         12b-1 Fees..........................................  None       .50%      .75%               None       .50%      .75%
         Other Expenses......................................   .40%      .39%      .68%                .35%      .38%      .50%
         Total Fund Operating Expenses.......................   .95%     1.44%     1.98%                .90%     1.43%     1.80%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
          1 YEAR.............................................  $ 54    $45/15**  $30/20**              $ 54    $45/15**  $28/18**
          3 YEARS............................................  $ 74    $66/46**     $62                $ 72    $65/45**     $57
          5 YEARS............................................  $ 95    $89/79**    $107                $ 93    $88/78**     $97
          10 YEARS...........................................  $156      $147***   $231                $151      $144***   $212
    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
   **Assuming no redemption of shares.
  ***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

                                      Page 3

FEE TABLE
                                                                 MASSACHUSETTS SERIES                       MICHIGAN SERIES
                                                            -----------------------------            ---------------------------
SHAREHOLDER TRANSACTION EXPENSES                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price).................  4.50%     None      None                4.50%     None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...  None*     3.00%     1.00%               None*     3.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees.....................................   .55%      .55%      .55%                .55%      .55%      .55%
         12b-1 Fees..........................................  None       .50%      .75%               None       .50%      .75%
         Other Expenses......................................   .37%      .38%      .39%                .38%      .39%      .40%
         Total Fund Operating Expenses.......................   .92%     1.43%     1.69%                .93%     1.44%     1.70%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
          1 YEAR.............................................  $ 54    $45/15**  $27/17**              $ 54    $45/15**  $27/17**
          3 YEARS............................................  $ 73    $65/45**     $53                $ 73    $66/46**     $54
          5 YEARS............................................  $ 94    $88/78**     $92                $ 94    $89/79**     $92
          10 YEARS...........................................  $153      $145***   $200                $154      $146***   $201

                                                                  MINNESOTA SERIES                      NORTH CAROLINA SERIES
                                                            -----------------------------            ---------------------------
SHAREHOLDER TRANSACTION EXPENSES                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price).................  4.50%     None      None                4.50%     None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...  None*     3.00%    1.00%                None*     3.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees.....................................  .55%       .55%      .55%                .55%      .55%      .55%
         12b-1 Fees..........................................  None       .50%      .75%               None       .50%      .75%
         Other Expenses......................................   .35%      .38%      .12%                .45%      .46%      .43%
         Total Fund Operating Expenses.......................   .90%     1.43%     1.42%               1.00%     1.51%     1.73%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2)
        except where noted, redemption at the end of each
        time period:
                                                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
          1 Year.............................................  $ 54    $45/15**  $24/14**              $ 55    $45/15**  $28/18**
          3 Years............................................  $ 72    $65/45**     $45                $ 75    $68/48**     $54
          5 Years............................................  $ 93    $88/78**     $78                $ 98    $92/82**     $94
          10 Years...........................................  $151      $144***   $170                $162      $154***   $204
    *A contingent deferred sales charge of 1% may be
     assessed on certain redemptions of Class A shares
     purchased without an initial sales charge as part of
     an investment of $1 million or more.
   **Assuming no redemption of shares.
  ***Ten-year figures assume conversion of Class B shares
     to Class A shares at the end of the sixth year
     following the date of purchase.

                                      Page 4

FEE TABLE
                                                                   OHIO SERIES                            PENNSYLVANIA SERIES
                                                           ------------------------------           -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price).................  4.50%     None      None                4.50%     None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...  None*     3.00%     1.00%               None*     3.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees......................................   .55%      .55%      .55%                .55%      .55%      .55%
        12b-1 Fees...........................................  None       .50%      .75%               None       .50%      .75%
        Other Expenses.......................................   .34%      .37%      .33%                .37%      .38%      .40%
        Total Fund Operating Expenses........................   .89%     1.42%     1.63%                .92%     1.43%     1.70%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2)
        except where noted, redemption at the end of each
        time period:
                                                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
          1 Year.............................................  $ 54    $44/14**  $27/17**              $ 54    $45/15**  $28/18**
          3 Years............................................  $ 72    $65/45**     $51                $ 73    $65/45**     $55
          5 Years............................................  $ 92    $88/78**     $89                $ 94    $88/78**     $95
          10 Years...........................................  $150      $143***   $193                $153      $145***   $207


                                                                    TEXAS SERIES                           VIRGINIA  SERIES
                                                           ------------------------------           -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price).................  4.50%     None      None                4.50%     None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...  None*     3.00%     1.00%               None*     3.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees.....................................   .55%      .55%      .55%                .55%      .55%      .55%
         12b-1 Fees..........................................  None       .50%      .75%               None       .50%      .75%
         Other Expenses......................................   .37%      .38%      .46%                .50%      .51%      .43%
         Total Fund Operating Expenses.......................   .92%     1.43%     1.76%               1.05%     1.56%     1.73%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2)
        except where noted, redemption at the end of each
        time period:
                                                             CLASS A   CLASS B   CLASS C             CLASS A   CLASS B   CLASS C
                                                             -------   -------   -------             -------   -------   -------
          1 Year.............................................  $ 54    $45/15**  $27/17**              $ 55    $46/16**  $28/18**
          3 Years............................................  $ 73    $65/45**     $54                $ 77    $69/49**     $54
          5 Years............................................  $ 94    $88/78**     $92                $100    $95/85**     $94
          10 Years...........................................  $153      $145***   $201                $167      $159***   $204
    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

------------------------------------------------------------------------------
The amounts listed in the examples should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each Series' actual performance will vary and may result in an actual return greater or less than 5%.
------------------------------------------------------------------------------
                                      Page 5
        The purpose of the foregoing tables is to assist you in understanding the costs and expenses borne by each Series of the Fund, the payment of which will reduce investors' annual return. Other expenses for Class C are based on estimated amounts for the current fiscal year. Long-term investors in Class B or Class C could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing tables does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in the relevant Series' shares; such fees are not reflected in the foregoing tables. See "Management of the Fund," "How to Buy Shares" and "Distribution Plan and Shareholder Services Plan." CONDENSED FINANCIAL INFORMATION
                The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                                      Page 6

        FINANCIAL HIGHLIGHTS
                Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each Series for each year indicated. This information has been derived from the Series' financial statements.

                                                                                CONNECTICUT SERIES
                                              -----------------------------------------------------------------------------------
                                                                                  Class A Shares
                                              -----------------------------------------------------------------------------------
                                                                               Year Ended April 30,
                                              -----------------------------------------------------------------------------------
  PER SHARE DATA:                              1988(1)  1989     1990      1991      1992      1993      1994      1995      1996
                                              ------   ------   ------    ------    ------    ------    ------    ------    ------
  Net asset value,
  beginning of year..                        $11.00   $10.72   $11.05    $10.88    $11.28    $11.45    $12.26    $11.81    $11.76
                                              ------   ------   ------    ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income--net                        .76      .81      .80       .77       .72       .71       .68       .67       .66
  Net realized and unrealized gain
  (loss) on investments                        (.28)     .38     (.15)      .40       .17       .81      (.42)     (.05)      .14
                                              ------   ------   ------    ------    ------    ------    ------    ------    ------
  TOTAL FROM
  INVESTMENT OPERATIONS                         .48     1.19      .65      1.17       .89      1.52       .26       .62       .80
                                              ------   ------   ------    ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment
  income--net........                          (.76)    (.81)    (.80)     (.77)     (.72)     (.71)     (.68)    (.67)      (.66)
  Dividends from net realized
  gain on investments                            _      (.05)    (.02)       _          _        _       (.03)      _          _
  Dividends in excess of net
  realized gain on investments                   _         _       _         _          _        _        _         _          _
                                              ------   ------   ------    ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS                          (.76)    (.86)    (.82)     (.77)     (.72)     (.71)     (.71)     (.67)     (.66)
                                              ------   ------   ------    ------    ------    ------    ------    ------    ------
  Net asset value,
  end of year........                        $10.72   $11.05   $10.88    $11.28    $11.45    $12.26    $11.81     $11.76   $11.90
                                              ======   ======   ======    ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(2)                    5.00%(3) 11.54%    5.93%    11.10%     8.14%    13.62%     1.92%     5.47%     6.85%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                           _        _        _        .21%      .52%      .69%      .80%      .89%       .92%
  Ratio of net investment income to
  average net assets.                         7.31%(3)  7.24%    7.05%     6.81%     6.30%     5.93%     5.44%     5.77%     5.45%
  Decrease reflected in above
  expense ratios due to
undertakings by
The Dreyfus Corporation
(limited to the expense
limitation provision of the
Management Agreement)                         1.50%(3)  1.42%    1.10%      .75%      .41%      .21%      .09%      .01%       _
  Portfolio Turnover Rate                    91.09%(4) 72.52%   12.62%     6.30%     8.53%    24.22%    10.83%    10.48%    28.83%
  Net Assets, end of year
  (000's omitted)....                      $11,641   $31,056  $83,206  $183,788  $280,305  $360,020  $364,182  $335,964  $321,559
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.

                                      Page 7

                                                                 CONNECTICUT SERIES (CONTINUED)
                                                -------------------------------------------------------------
                                                         Class B Shares                   Class C Shares
                                                -----------------------------------     ---------------------
                                                         Year Ended APRIL 30,          Year Ended APRIL 30,
                                                -----------------------------------     ---------------------
                                                        1993(1)  1994      1995             1996     1996(2)
                                                      -------  -------   -------           -------   -------
PER SHARE DATA:
  Net asset value, beginning of year..                $11.89   $12.26    $11.80            $11.76    $11.84
                                                      -------  -------   -------           -------   -------
  INVESTMENT OPERATIONS:
  Investment income--net..............                   .18      .61       .61               .60       .40
  Net realized and unrealized gain (loss)
  on investments......................                   .37     (.43)     (.04)              .13       .05
                                                      -------  -------   -------           -------  -------
  Total from Investment Operations....                   .55      .18       .57               .73       .45
                                                      -------  -------   -------           -------  -------
  DISTRIBUTIONS:
  Dividends from investment income--net                 (.18)    (.61)     (.61)             (.60)     (.40)
  Dividends from net realized gain
  on investments......................                    _      (.03)       _                 _        _
                                                      -------  -------   -------           -------  -------
  Total Distributions.................                  (.18)    (.64)     (.61)             (.60)     (.40)
                                                      -------  -------   -------           -------  -------
  Net asset value, end of year........                $12.26   $11.80    $11.76            $11.89    $11.89
                                                      =======  =======   =======           =======  =======
TOTAL INVESTMENT RETURN(3)............                16.08%(4)  1.26%     4.99%               6.20%     5.31%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets              1.12%(4)  1.36%     1.41%               1.44%     1.64%(4)
  Ratio of net investment income to
  average net assets..................                 4.57%(4)  4.78%     5.21%               4.92%     4.31%(4)
  Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus
Corporation (limited to the expense limitation
provision of the Management Agreement)                  .12%(4)   .08%      .01%                 _         _
  Portfolio Turnover Rate.............                24.22%    10.83%    10.48%              28.83%    28.83%
  Net Assets, end of year (000's omitted)            $9,492   $32,246   $35,425             $38,838    $1,007
_____________
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                      Page 8

                                                          FLORIDA SERIES
                                    -----------------------------------------------------------------------------------
                                                          Class A Shares
                                    -----------------------------------------------------------------------------------
                                                       Year Ended April 30,
                                    -----------------------------------------------------------------------------------
PER SHARE DATA:                       1988(1)  1989     1990     1991      1992      1993      1994      1995      1996
                                      ------  ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value,
  beginning of year..                $12.00  $12.85   $13.48   $13.34    $13.93    $14.33    $15.02    $14.43    $14.51
                                      ------  ------   ------   ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net                 .92    1.02     1.02      .99       .95       .92       .85       .81       .79
  Net realized and unrealized gain
  (loss) on investments                 .85     .63     (.11)     .61       .41    .86         (.51)      .12       .17
                                      ------  ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT
  OPERATIONS.........                  1.77    1.65      .91     1.60      1.36      1.78       .34       .93       .96
                                      ------  ------   ------   ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                  (.92)  (1.02)   (1.02)    (.99)     (.95)     (.92)     (.85)    (.81)      (.79)
  Dividends from net realized
  gain on investments                    _       _      (.03)    (.02)     (.01)     (.17)     (.04)     (.04)     (.20)
  Dividends in excess of net
  realized gain on investments           _       _        _        _         _         _       (.04)       _         _
                                      ------  ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS                  (.92)  (1.02)   (1.05)   (1.01)     (.96)    (1.09)     (.93)     (.85)     (.99)
                                      ------  ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value, end of year       $12.85  $13.48   $13.34   $13.93    $14.33    $15.02    $14.43    $14.51    $14.48
                                     ======   ======   ======   ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(2)          16.24%(3) 13.32%    6.83%   12.40%    10.09%    12.84%     2.14%     6.71%     6.63%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets.                   _       _         _       .21%      .52%      .69%      .80%      .90%      .91%
  Ratio of net investment income
  to average net assets              7.76%(3)  7.26%    7.24%    7.11%     6.65%     6.21%     5.61%     5.67%     5.29%
  Decrease reflected in above
  expense ratios due to
undertakings by
The Dreyfus Corporation
(limited to the expense
limitation provision of the
Management Agreement)                1.50%(3)  1.50%    1.08%     .74%      .41%      .21%      .10%      .01%       -
  Portfolio Turnover Rate           31.25%(4) 17.16%   27.69%     .28%    20.99%    33.18%    20.84%    50.62%    54.37%
  Net Assets, end of year
  (000's omitted)....               $1,493  $15,061  $67,416 $177,927  $245,474  $299,775  $289,791  $252,406  $227,478
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.

                                      Page 9

                                                               FLORIDA SERIES (CONTINUED)
                                                -----------------------------------------------------------
                                                         Class B Shares                  Class C Shares
                                                -----------------------------------     ---------------------
                                                         Year Ended APRIL 30,           Year Ended APRIL 30,
                                                -----------------------------------     ---------------------
PER SHARE DATA:                                      1993(1)     1994     1995             1996      1996(2)
                                                      -------  -------   -------          -------    -------
  Net asset value, beginning of year..                $14.59   $15.01    $14.42            $14.51    $14.65
                                                      -------  -------   -------          -------    -------
  INVESTMENT OPERATIONS:
  Investment income-net...............                   .24      .77       .73               .71       .48
  Net realized and unrealized gain (loss)
  on investments......................                   .42     (.51)      .13               .16       .02
                                                      -------  -------   -------          -------    -------
  TOTAL FROM INVESTMENT OPERATIONS....                   .66      .26       .86               .87       .50
                                                      -------  -------   -------          -------    -------
  DISTRIBUTIONS:
  Dividends from investment income-net                  (.24)    (.77)     (.73)             (.71)     (.48)
  Dividends from net realized gain
  on investments......................                    _      (.04)     (.04)             (.20)     (.20)
  Dividends in excess of net realized gain
  on investments......................                    _      (.04)       _                 _         _
                                                      -------  -------   -------          -------    -------
  TOTAL DISTRIBUTIONS.................                  (.24)    (.85)    (.77)              (.91)     (.68)
                                                      -------  -------   -------          -------    -------
  Net asset value, end of year........                $15.01   $14.42    $14.51            $14.47    $14.47
                                                      =======  =======   =======          =======    =======
TOTAL INVESTMENT RETURN(3)............                15.60%(4)  1.54%     6.21%             6.01%    4.69%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets              1.12%(4)  1.34%     1.41%             1.41%    1.99%(4)
  Ratio of net investment income to
  average net assets..................                 4.87%(4)  4.91%     5.13%             4.77%    4.20%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to the
expense limitation provision of the
Management Agreement).................                  .12%(4)   .09%      .01%               _        _
  Portfolio Turnover Rate.............                33.18%    20.84%    50.62%            54.37%   54.37%
  Net Assets, end of year (000's omitted)            $5,916   $22,476   $25,282             $27,023  $35
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                      Page 10

                                                                      GEORGIA SERIES
                                     ------------------------------------------------------------------------------------------
                                                                                                                   CLASS C
                                              CLASS A SHARES                           CLASS B SHARES               SHARES
                                     --------------------------------     --------------------------------      ----------------
                                                                                                                  YEAR ENDED
                                            YEAR ENDED APRIL 30,                   YEAR ENDED APRIL 30,             APRIL 30,
                                     --------------------------------     ------------------------------------  ----------------
PER SHARE DATA:                       1993(1)  1994     1995     1996     1993(2)    1994      1995      1996     1996(3)
                                      ------  ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value,
  beginning of year                  $12.50  $13.27   $12.69   $12.80    $12.71    $13.27    $12.69    $12.80    $12.85
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net                 .51     .73      .73      .66       .20       .67       .66       .59       .38
  Net realized and unrealized gain
  (loss) on investments                .77     (.58)     .11      .25       .56      (.58)      .11       .26       .20
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT
  OPERATIONS......                     1.28     .15      .84      .91       .76       .09       .77       .85       .58
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net......                     (.51)   (.73)    (.73)    (.66)     (.20)     (.67)     (.66)     (.59)     (.38)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value,
  end of year.....                  $13.27   $12.69   $12.80   $13.05    $13.27    $12.69    $12.80    $13.06    $13.05
                                    =======   ======   ======   ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(4)          15.91%(5)  .97%     6.87%    7.14%    20.66%(5)   .46%     6.33%     6.69%     6.28%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets                    _       .07%     .25%     .74%      .50%(5)   .58%      .75%     1.24%     1.98%(5)
  Ratio of net investment income
  to average net assets              5.55%(5)  5.41%    5.80%    5.00%     4.60%(5)  4.85%     5.27%     4.46%     3.73%(5)
  Decrease reflected in above
  expense ratios due to
  undertakings by The Dreyfus
  Corporation (limited to the
  expense limitation provision of
  the Management Agreement)          1.46%(5)  1.02%     .78%     .21%     1.37%(5)  1.02%      .80%      .20%       _
  Portfolio Turnover Rate           37.79%(6)  6.76%   34.04%   33.09%    37.79%(6)  6.76%    34.04%    33.09%    33.09%
  Net Assets, end of year
  (000's omitted).                  $7,304  $10,058   $8,985   $8,346    $6,319   $16,243   $19,429   $20,106       $88
  (1)From September 3, 1992 (commencement of operations) to April 30, 1993.
  (2)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (3)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (4)Exclusive of sales load.
  (5)Annualized.
  (6)Not annualized.

                                      Page 11

                                                                          MARYLAND SERIES
                                    -----------------------------------------------------------------------------------
                                                                          Class A Shares
                                    -----------------------------------------------------------------------------------
                                                                    Year Ended April 30,
                                    -----------------------------------------------------------------------------------
PER SHARE DATA:                      1988(1)  1989      1990     1991      1992      1993      1994      1995      1996
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value,
  beginning of year..               $12.50   $11.38   $11.72   $11.61    $12.13    $12.43    $13.02    $12.46    $12.54
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
 INVESTMENT OPERATIONS:
  Investment income-net                .80      .87      .86      .85       .79       .76       .73       .70       .67
  Net realized and unrealized gain
  (loss) on investments              (1.12)     .34     (.09)     .53       .35       .68      (.53)      .08       .23
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT
  OPERATIONS.........                 (.32)    1.21     .77      1.38      1.14      1.44       .20       .78       .90
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                 (.80)    (.87)    (.86)    (.85)     (.79)     (.76)     (.73)     (.70)     (.67)
  Dividends from net realized
  gain on investments                   _        _      (.02)    (.01)     (.05)     (.09)     (.03)       _       (.08)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS                 (.80)    (.87)    (.88)    (.86)     (.84)     (.85)     (.76)     (.70)(     .75)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value, end of year      $11.38   $11.72   $11.61   $12.13    $12.43    $13.02    $12.46    $12.54    $12.69
                                    =======   ======   ======   ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(2)         (2.50%)(3) 11.05%    6.69%   12.24%     9.68%    11.93%     1.33%     6.52%     7.24%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                   _        _        _       .21%      .53%      .69%      .80%      .90%      .90%
  Ratio of net investment income
  to average net assets             7.44%(3)   7.26%    7.12%    6.98%     6.40%     5.93%     5.51%     5.69%     5.23%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)           1.50%(3)   1.50%    1.11%     .75%      .41%      .22%      .10%      .01%       _
  Portfolio Turnover Rate          75.21%(4)   8.67%   30.03%  1.45%16.21%  17.92%10.27%  35.39%41.65%
  Net Assets, end of year
  (000's omitted)....               $4,353  $24,383  $85,794 $179,959  $254,240  $337,307  $335,518  $301,834  $283,878
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.

                                      Page 12

                                                       MARYLAND SERIES (CONTINUED)
                                                -----------------------------------------------------------
                                                         Class B Shares                    Class C Shares
                                                -----------------------------------     ---------------------
                                                         Year Ended APRIL 30,    Year Ended APRIL 30,
                                                -----------------------------------     ---------------------
                                                     -------   -------   -------            -------  -------
PER SHARE DATA:                                      1993(1)     1994      1995              1996    1996(2)
                                                     -------   -------   -------            -------  -------
  Net asset value, beginning of year..                $12.64   $13.02    $12.46             $12.54   $12.67
                                                     -------   -------   -------            -------  -------
  INVESTMENT OPERATIONS:
  Investment income-net...............                   .20      .65       .63                .61      .41
  Net realized and unrealized gain (loss)
  on investments......................                   .38     (.53)      .08                .23      .10
                                                     -------   -------   -------            -------  -------
  TOTAL FROM INVESTMENT OPERATIONS....                   .58      .12       .71                .84      .51
                                                     -------   -------   -------            -------  -------
  DISTRIBUTIONS:
  Dividends from investment income-net                  (.20)    (.65)     (.63)              (.61)    (.41)
  Dividends from net realized gain on investments         _      (.03)       _                (.08)    (.08)
  Dividends in excess of net realized gain
  on investments......................                    _       _          _                  _        _
                                                     -------   -------   -------            -------  -------
  TOTAL DISTRIBUTIONS.................                  (.20)    (.68)     (.63)              (.69)    (.49)
                                                     -------   -------   -------            -------  -------
  Net asset value, end of year........                $13.02   $12.46    $12.54             $12.69   $12.69
                                                     =======   =======   =======            =======  =======
TOTAL INVESTMENT RETURN(3)............               15.74%(4)    .75%     5.94%              6.66%    5.57%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets             1.09%(4)   1.37%     1.44%              1.43%    1.80%(4)
  Ratio of net investment income to
  average net assets..................                4.55%(4)   4.82%     5.13%              4.68%    4.59%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of
the Management Agreement).............                 .12%(4)    .08%      .01%                _         _
  Portfolio Turnover Rate.............               17.92%     10.27%    35.39%             41.65%    41.65%
  Net Assets, end of year (000's omitted)           $5,931    $30,527   $35,090             $41,179   $27
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                      Page 13

                                                       MASSACHUSETTS SERIES
                                    -----------------------------------------------------------------------------------
                                                          Class A Shares
                                    -----------------------------------------------------------------------------------
                                                       Year Ended April 30,
                                    -----------------------------------------------------------------------------------
PER SHARE DATA:                     1988(1)    1989     1990     1991      1992      1993      1994      1995      1996
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value,
  beginning of year..               $11.50   $10.54   $10.92   $10.69    $11.05    $11.41    $12.13    $11.64    $11.53
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net                .76      .83      .82      .79       .75       .73       .71       .69       .66
  Net realized and unrealized gain
  (loss) on investments               (.96)     .38     (.23)     .37       .36       .73      (.44)     (.06)      ._
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT
  OPERATIONS.........                 (.20)    1.21      .59     1.16      1.11      1.46       .27       .63       .66
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                 (.76)    (.83)    (.82)    (.79)     (.75)     (.73)     (.71)     (.69)     (.66)
  Dividends from net realized
  gain on investments                   _        _        _      (.01)       _       (.01)     (.05)      _        (.03)
  Dividends in excess of net
  realized gain on investments          _        _        _        _         _         _         _       (.05)       _
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS                 (.76)    (.83)    (.82)    (.80)     (.75)     (.74)     (.76)     (.74)     (.69)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value, end of year       $10.54  $10.92   $10.69   $11.05    $11.41    $12.13    $11.64    $11.53    $11.50
                                    =======   ======   ======   ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(2)         (1.67%)(3) 11.91%    5.49%   11.23%    10.32%    13.14%     2.08%     5.72%     5.69%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets.                   _        _        _       .19%      .55%      .69%      .82%      .94%      .92%
  Ratio of net investment income
  to average net assets             7.63%(3)   7.58%    7.40%    7.21%     6.65%     6.16%     5.80%     6.04%     5.57%
  Decrease reflected in above expense
  ratios due to undertakings by
The Dreyfus Corporation (limited
to the expense limitation provision
of the Management Agreement)        1.50%(3)   1.48%    1.11%     .78%      .41%      .24%      .11%      .01%       _
  Portfolio Turnover Rate          36.11%(4)  17.76%   28.44%   47.07%    24.75%    11.36%    12.04%    13.62%    34.86%
  Net Assets, end of year
  (000's omitted)....                $5,174 $21,578  $43,375  $57,328   $66,873   $79,701   $76,865   $72,731   $68,812
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.

                                      Page 14

                                                     MASSACHUSETTS SERIES (CONTINUED)
                                                -----------------------------------------------------------
                                                            Class B Shares                  Class C Shares
                                                -----------------------------------     ---------------------
                                                         Year Ended APRIL 30,             Year Ended APRIL 30,
                                                -----------------------------------     ---------------------
                                                     -------   -------   -------           -------  -------
PER SHARE DATA:                                      1993(1)     1994      1995              1996    1996(2)
                                                     -------   -------   -------           -------  -------
  Net asset value, beginning of year..                $11.79   $12.13    $11.63            $11.52   $11.59
                                                     -------   -------   -------           -------  -------
  INVESTMENT OPERATIONS:
  Investment income-net...............                   .19      .64       .63               .60      .40
  Net realized and unrealized gain (loss)
  on investments......................                   .34     (.45)     (.06)               _      (.08)
                                                     -------   -------   -------           -------  -------
  TOTAL FROM INVESTMENT OPERATIONS....                   .53      .19       .57               .60      .32
                                                     -------   -------   -------           -------  -------
  DISTRIBUTIONS:
  Dividends from investment income-net                  (.19)    (.64)     (.63)             (.60)    (.40)
  Dividends from net realized gain on investments         _      (.05)       _               (.03)    (.03)
  Dividends in excess of net realized gain
  on investments......................                    _        _       (.05)               _        _
                                                     -------   -------   -------           -------  -------
  TOTAL DISTRIBUTIONS.................                  (.19)    (.69)    (.68)              (.63)     (.43)
                                                     -------   -------   -------           -------  -------
  Net asset value, end of year........                $12.13   $11.63    $11.52            $11.49    $11.48
                                                     =======   =======   =======           =======  =======
TOTAL INVESTMENT RETURN(3)............               15.56%(4)   1.44%     5.15%             5.15%  3.76%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets             1.15%(4)   1.36%     1.45%             1.43%  1.69%(4)
  Ratio of net investment income to
  average net assets                                  4.92%(4)   5.18%     5.47%             5.03%  4.72%(4)
  Decrease reflected in above expense
ratios due to  undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of the
Management Agreement).................                 .13%(4)    .10%      .01%             _         _
  Portfolio Turnover Rate.............               11.36%     12.04%    13.62%          34.86%    34.86%
  Net Assets, end of year (000's omitted)           $1,066     $3,702    $4,220           $5,255    $1
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                      Page 15

                                                         MICHIGAN SERIES
                                    -----------------------------------------------------------------------------------
                                                          Class A Shares
                                    -----------------------------------------------------------------------------------
                                                       Year Ended April 30,
                                    --------------------------------------------------------------------------------
PER SHARE DATA:                     1988(1)    1989     1990     1991      1992      1993      1994      1995      1996
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value,
  beginning of year..                $13.00  $13.45   $14.10   $13.80    $14.34    $14.80    $15.65    $15.27    $15.14
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net                1.00    1.07     1.05     1.01       .95       .92       .89       .85       .83
  Net realized and unrealized gain
  (loss) on investments                 .45     .65     (.27)     .54       .46       .98      (.30)      .11       .20
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT
  OPERATIONS.........                  1.45    1.72      .78     1.55      1.41      1.90       .59       .96      1.03
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                 (1.00)  (1.07)   (1.05)   (1.01)     (.95)     (.92)     (.89)     (.85)     (.83)
  Dividends from net realized
  gain on investments                    _       _      (.03)      _         _       (.13)     (.08)     (.24)     (.19)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS                 (1.00)  (1.07)   (1.08)   (1.01)    (.95)     (1.05)     (.97)    (1.09)    (1.02)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value, end of year       $13.45  $14.10   $13.80   $14.34    $14.80    $15.65    $15.27    $15.14    $15.15
                                    =======   ======   ======   ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(2)         12.32%(3)  13.25%    5.59%   11.61%    10.12%    13.25%     3.65%     6.65%     6.81%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                 _          _        _       .20%      .53%      .69%      .81%      .92%      .93%
  Ratio of net investment income
  to average net assets             7.97%(3)   7.49%    7.23%    7.07%     6.47%     6.01%     5.56%     5.66%     5.35%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)           1.50%(3)   1.50%    1.16%     .79%      .42%      .25%      .11%      .01%       _
  Portfolio Turnover Rate          48.80%(4)  32.72%   20.23%   27.31%    21.42%    14.99%    19.96%    48.30%    56.88%
  Net Assets, end of year
  (000's omitted)....                $1,671  $8,548  $56,699 $111,696  $145,159  $184,138  $187,405  $176,604  $166,538
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.

                                      Page 16

                                                                   MICHIGAN SERIES (CONTINUED)
                                                -----------------------------------------------------------
                                                           Class B Shares                Class C Shares
                                                -----------------------------------  ---------------------
                                                        Year Ended APRIL 30,         Year Ended APRIL 30,
                                                -----------------------------------  ---------------------
                                                     -------   -------   -------           -------  -------
PER SHARE DATA:                                        1993(1)   1994      1995             1996    1996(2)
                                                     -------   -------   -------           -------  -------
  Net asset value, beginning of year..                $15.20   $15.64    $15.27            $15.13   $15.18
                                                     -------   -------   -------           -------  -------
  INVESTMENT OPERATIONS:
  Investment income-net...............                   .24      .80       .77               .75      .50
  Net realized and unrealized gain (loss)
  on investments......................                   .44     (.29)      .10               .21      .17
                                                     -------   -------   -------           -------  -------
  TOTAL FROM INVESTMENT OPERATIONS....                   .68      .51       .87               .96      .67
                                                      -------  -------   -------           -------  -------
  DISTRIBUTIONS:
  Dividends from investment income-net                  (.24)    (.80)     (.77)             (.75)    (.50)
  Dividends from net realized gain on investments         _      (.08)     (.24)             (.19)    (.19)
                                                      -------  -------   -------           -------  -------
  TOTAL DISTRIBUTIONS.................                  (.24)    (.88)    (1.01)             (.94)    (.69)
                                                      -------  -------   -------           -------  -------
  Net asset value, end of year........                $15.64   $15.27    $15.13            $15.15   $15.16
                                                      =======  =======   =======           =======  =======
TOTAL INVESTMENT RETURN(3)............               15.50%(4)   3.11%     6.01%             6.33%  6.12%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets             1.18%(4)   1.38%     1.44%             1.44%  1.70%(4)
  Ratio of net investment income to
  average net assets..................                4.85%(4)   4.88%     5.10%             4.82%  4.47%(4)
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation
(limited to the expense limitation provision of the
Management Agreement).................                .14%(4)     .09%      .01%               _         _
  Portfolio Turnover Rate.............              14.99%      19.96%    48.30%            56.88%    56.88%
  Net Assets, end of year (000's omitted)          $3,581      $13,861  $16,471           $19,031   $133
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                      Page 17

                                                                 MINNESOTA SERIES
                                    -----------------------------------------------------------------------------------
                                                                   Class A Shares
                                    -----------------------------------------------------------------------------------
                                                                 Year Ended April 30,
                                    ------------------------------------------------------------------------------------
PER SHARE DATA:                      1988(1)   1989     1990     1991      1992      1993      1994      1995      1996
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
 Net asset value,
  beginning of year..                $13.50  $13.37   $13.92   $13.74    $14.28    $14.63    $15.31    $14.72    $14.90
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net                 .97    1.07     1.04     1.02       .96       .92       .87       .83       .82
  Net realized and unrealized gain
  (loss) on investments                (.13)    .55     (.13)     .56       .36       .77      (.53)      .18       .08
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT
  OPERATIONS.........                   .84    1.62      .91     1.58      1.32      1.69       .34      1.01       .90
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                  (.97)  (1.07)   (1.04)   (1.02)     (.96)     (.92)     (.87)     (.83)     (.82)
  Dividends from net realized
  gain on investments                    _       _      (.05)    (.02)     (.01)     (.09)     (.06)       _         _
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS                  (.97)  (1.07)   (1.09)   (1.04)     (.97)    (1.01)     (.93)     (.83)     (.82)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value,
  end of year........                $13.37  $13.92   $13.74   $14.28    $14.63    $15.31    $14.72    $14.90    $14.98
                                    =======  =======  =======  =======   =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN(2)            7.01%(3) 12.57%    6.67%   11.89%     9.45%    11.96%     2.08%     7.14%     6.11%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                  _         _        _       .20%      .53%      .69%      .80%      .90%      .90%
  Ratio of net investment income
  to average net assets              7.79%(3)  7.66%    7.25%    7.19%     6.53%     6.13%     5.61%     5.68%     5.41%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)            1.50%(3)  1.50%    1.16%     .79%      .41%      .24%      .11%      .01%       _
  Portfolio Turnover Rate           70.26%(4) 31.64%   23.48%   14.04%    12.32%    23.42%    12.21%    51.95%    35.47%
  Net Assets, end of year
  (000's omitted)....              $4,331   $13,019  $46,428  $85,066  $122,782  $148,765  $155,657  $145,444  $138,058
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.

                                      Page 18

                                                                 MINNESOTA SERIES (CONTINUED)
                                                -----------------------------------------------------------
                                                         Class B Shares    Class C Shares
                                                -----------------------------------  ---------------------
                                                         Year Ended APRIL 30,    Year Ended APRIL 30,
                                                -----------------------------------  ---------------------
PER SHARE DATA:                                       1993(1)    1994      1995          1996      1996(2)
                                                     -------   -------   -------        -------   -------
  Net asset value, beginning of year..                $14.86    $15.32   $14.74          $14.92    $14.96
                                                     -------   -------   -------        -------   -------
  INVESTMENT OPERATIONS:
  Investment income-net...............                   .24      .78       .75             .74       .50
  Net realized and unrealized gain (loss)
  on investments......................                   .46     (.52)      .18             .09       .05
                                                     -------   -------   -------        -------   -------
  TOTAL FROM INVESTMENT OPERATIONS....                   .70      .26       .93             .83       .55
                                                     -------   -------   -------        -------   -------
  DISTRIBUTIONS:
  Dividends from investment income-net                  (.24)    (.78)     (.75)           (.74)     (.50)
  Dividends from net realized gain on investments         _      (.06)       _               _         _
                                                     -------   -------   -------        -------   -------
  TOTAL DISTRIBUTIONS.................                  (.24)    (.84)     (.75)           (.74)     (.50)
                                                     -------   -------   -------        -------   -------
  Net asset value, end of year........                $15.32   $14.74    $14.92          $15.01    $15.01
                                                     =======   =======   =======        =======   =======
TOTAL INVESTMENT RETURN(3)............              16.32%(4)    1.55%     6.57%            5.62%   5.15%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets            1.16%(4)    1.38%     1.44%            1.43%   1.42%(4)
  Ratio of net investment income to
  average net assets..................               4.83%(4)    4.91%     5.13%            4.87%   4.00%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                  .14%(4)   .09%      .01%               _         _
  Portfolio Turnover Rate.............                23.42%    12.21%    51.95%            35.47%    35.47%
  Net Assets, end of year (000's omitted)            $4,633   $21,004   $23,217            $25,617  $373
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                      Page 19

                                                                       NORTH CAROLINA SERIES
                                   ----------------------------------------------------------------------------------------------
                                             CLASS A SHARES                          CLASS B SHARES              CLASS C SHARES
                                   ----------------------------------     ------------------------------------  -----------------
                                          YEAR ENDED APRIL 30,                     YEAR ENDED APRIL 30,       YEAR ENDED APRIL 30,
                                   ----------------------------------     ------------------------------------  -----------------
PER SHARE DATA:                     1992(1)    1993    1994     1995    1996    1993(2)   1994     1995   1 996        1996(3)
                                    ------    ------  ------   ------  ------   ------   ------   ------  ------       ------
  Net asset value, beginning of year $12.00  $12.39  $13.40   $12.73  $12.72   $12.90   $13.39    $12.72 $12.71       $12.76
                                    ------    ------  ------   ------  ------   ------   ------   ------  ------       ------
  INVESTMENT OPERATIONS:
  Investment income-net..               .62     .78     .74      .70     .67      .20      .66       .64    .60          .40
  Net realized and unrealized gain
  (loss) on investments..               .39    1.02    (.67)    (.01)    .19      .49     (.67)     (.01)   .19          .14
                                    ------    ------  ------   ------  ------   ------   ------   ------  ------       ------
  TOTAL FROM INVESTMENT OPERATIONS.    1.01    1.80     .07      .69     .86      .69     (.01)      .63     .79         .54
                                    ------    ------  ------   ------  ------   ------   ------   ------  ------       ------
 DISTRIBUTIONS:
  Dividends from investment
  income-net....................       (.62)   (.78)   (.74)    (.70)   (.67)    (.20)    (.66)    (.64)    (.60)       (.40)
  Dividends from net realized
  gain on investments.........           _     (.01)     _         _      _        _        _        _        _           _
                                    ------    ------  ------   ------  ------   ------   ------   ------  ------       ------
  TOTAL DISTRIBUTIONS.............     (.62)   (.79)   (.74)    (.70)   (.67)    (.20)    (.66)    (.64)    (.60)       (.40)
                                    ------    ------  ------   ------  ------   ------   ------   ------  ------       ------
  Net asset value, end of year...... $12.39  $13.40  $12.73   $12.72   $12.91   $13.39  $12.72   $12.71   $12.90      $12.90
                                    =======   ======  ======   ======  ======   ======   ======   ======  ======       ======
TOTAL INVESTMENT RETURN(4).        11.36%(5)  14.97%    .29%    5.70%   6.79%  18.53%(5)  (.27%)   5.12%    6.25%       5.92%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.................         _         .29%    .44%     .65%    .98%    .79%(5)  1.00%    1.18%    1.49%       1.73%(5)
  Ratio of net investment income
  to average net assets....         6.35%(5)   5.94%   5.38%    5.63%   5.11%   4.47%(5)  4.78%    5.08%    4.59%       4.31%(5)
  Decrease reflected in above
  expense ratios due to
  undertakings by The Dreyfus
  Corporation (limited to the
  expense limitation provision of
  the Management Agreement)........ 1.14%(5)    .76%    .50%     .31%    .02%     .56%(5)  .48%     .30%     .02%          _
  Portfolio Turnover Rate..........15.01%(6)   5.76%  11.62%   12.02%  47.15%    5.76%   11.62%   12.02%   47.15%       47.15%
  Net Assets, end of year
(000's omitted)....                $26,387  $56,284 $68,074  $50,205 $47,042  $13,145  $38,968  $42,310  $42,668        $1
  (1)From August 1, 1991 (commencement of operations ) to April 30, 1992.
  (2)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (3)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (4)Exclusive of sales load.
  (5)Annualized.
  (6)Not annualized.

                                      Page 20

                                                                  OHIO SERIES
                                   -------------------------------------------------------------------------------------
                                                           Class A Shares
                                   -------------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                    ------------------------------------------------------------------------------------
PER SHARE DATA:                      1988(1)   1989     1990     1991      1992      1993      1994      1995      1996
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
Net asset value,
beginning of year...                 $14.50  $11.18   $11.66   $11.54    $12.00    $12.35    $13.09    $12.70    $12.62
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
INVESTMENT OPERATIONS:
Investment income-net                   .80     .89      .88      .86       .80       .77       .74       .73       .71
Net realized and unrealized gain
(loss) on investments                 (3.32)    .48     (.08)     .46       .36       .81      (.36)     (.05)      .14
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
TOTAL FROM INVESTMENT
OPERATIONS..........                  (2.52)   1.37      .80     1.32      1.16      1.58       .38       .68       .85
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
DISTRIBUTIONS:
Dividends from investment
income-net..........                   (.80)   (.89)    (.88)    (.86)     (.80)     (.77)     (.74)     (.73)     (.71)
Dividends from net realized
gain on investments.                    _        _      (.04)      _       (.01)     (.07)     (.03)     (.03)     (.18)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
TOTAL DISTRIBUTIONS.                   (.80)   (.89)    (.92)    (.86)     (.81)     (.84)     (.77)     (.76)     (.89)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
Net asset value, end of year         $11.18  $11.66   $11.54   $12.00    $12.35    $13.09    $12.70    $12.62    $12.58
                                    ========  ======   ======   ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(2)        (18.49%)(3) 12.72%    6.95%   11.84%     9.97%    13.24%     2.78%     5.63%     6.77%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average
net assets..........                    _        _        _       .21%      .52%      .70%      .81%      .92%      .89%
Ratio of net investment
income to average net assets         7.79%(3)  7.57%    7.30%    7.20%     6.53%     6.03%     5.57%     5.84%     5.49%
Decrease reflected in above
expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)            1.50%(3)  1.50%    1.12%     .78%      .41%      .23%      .12%      .01%       _
Portfolio Turnover Rate             11.10%(4) 14.49%   14.58%    3.00%     13.68%    6.08%     7.73%    39.53%    43.90%
Net Assets, end of year
(000's omitted).....                $8,043  $31,420  $92,864 $176,223  $243,074  $295,564  $293,706  $273,225  $257,639
(1)From May 28, 1987 (commencement of operations) to April 30, 1988.
(2)Exclusive of sales load.
(3)Annualized.
(4)Not annualized.

                                      Page 21

                                                                 OHIO SERIES (CONTINUED)
                                                -----------------------------------------------------------
                                                          Class B Shares                 Class C Shares
                                                -----------------------------------  ---------------------
                                                            Year Ended APRIL 30,       Year Ended APRIL 30,
                                                    ---------------------------------  -------------------
PER SHARE DATA:                                      1993(1)       1994        1995       1996    1996(2)
                                                     -------     -------     -------    -------   -------
  Net asset value, beginning of year..               $12.69      $13.09      $12.71     $12.63    $12.68
                                                     -------     -------     -------    -------   -------
  INVESTMENT OPERATIONS:
  Investment income-net...............                  .20         .66         .66        .64       .43
  Net realized and unrealized gain (loss)
  on investments......................                  .40        (.35)       (.05)       .14       .09
                                                     -------     -------     -------    -------   -------
  TOTAL FROM INVESTMENT OPERATIONS....                  .60         .31         .61        .78       .52
                                                     -------     -------     -------    -------   -------
  DISTRIBUTIONS:
  Dividends from investment income-net                 (.20)       (.66)       (.66)      (.64)     (.43)
  Dividends from net realized gain on investments        _         (.03)       (.03)      (.18)     (.18)
                                                     -------     -------     -------    -------   -------
  TOTAL DISTRIBUTIONS.................                 (.20)       (.69)       (.69)      (.82)     (.61)
                                                     -------     -------     -------    -------   -------
  Net asset value, end of year........               $13.09      $12.71      $12.63     $12.59    $12.59
                                                     =======     =======     =======    =======   =======
TOTAL INVESTMENT RETURN(3)............                16.36%(4)    2.24%       5.06%      6.19%    5.66%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets              1.17%(4)    1.38%       1.44%      1.42%    1.63%(4)
  Ratio of net investment income to
  average net assets..................                 4.62%(4)    4.89%       5.29%      4.94%    4.66%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                 .13%(4)      .10%        .01%        _         _
  Portfolio Turnover Rate.............                6.08%        7.73%      39.53%     43.90%    43.90%
  Net Assets, end of year (000's omitted)           $8,482      $27,657     $32,797    $40,476     $1
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                      Page 22

                                                                 PENNSYLVANIA SERIES
                                    -----------------------------------------------------------------------------------
                                                                   Class A Shares
                                    -----------------------------------------------------------------------------------
                                                                Year Ended April 30,
                                    -----------------------------------------------------------------------------------
PER SHARE DATA:                     1988(1)    1989     1990     1991      1992      1993      1994      1995      1996
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value,
  beginning of year..               $15.00   $14.23   $14.78   $14.68    $15.21    $15.73    $16.61    $16.01    $16.12
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net                .85     1.13     1.13     1.12      1.06      1.02       .95       .91       .87
  Net realized and unrealized gain
  (loss) on investments               (.77)     .55     (.08)     .55       .56       .99      (.57)      .11       .32
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT
  OPERATIONS.........                  .08     1.68     1.05     1.67      1.62      2.01       .38      1.02      1.19
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                 (.85)   (1.13)   (1.13)   (1.12)    (1.06)    (1.02)     (.95)     (.91)     (.87)
  Dividends from net realized gain
  on investments................        _        _      (.02)    (.02)     (.04)     (.11)     (.03)        _      (.27)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS                 (.85)   (1.13)   (1.15)   (1.14)    (1.10)    (1.13)     (.98)     (.91)    (1.14)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value, end of year      $14.23   $14.78   $14.68   $15.21    $15.73    $16.61    $16.01    $16.12    $16.17
                                    =======   =======  =======  =======   =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN(2)          .87%(3)   12.21%    7.20%   11.74%    10.97%    13.19%     2.17%     6.65%     7.46%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                   _        _       _        .22%      .56%      .69%      .81%      .92%      .92%
  Ratio of net investment income
  to average net assets            7.08%(3)    7.46%    7.38%    7.32%     6.75%     6.24%     5.61%     5.77%     5.28%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)          1.50%(3)    1.50%    1.24%     .79%      .41%      .25%      .12%      .01%        _
  Portfolio Turnover Rate         67.48%(4)   25.10%   59.15%   25.74%    38.97%     8.64%     7.21%    55.19%    52.69%
  Net Assets, end of year
  (000's omitted)....               $2,870  $12,083  $51,418 $113,439  $158,437  $220,920  $235,619  $219,949  $216,802
  (1)From July 30, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.

                                      Page 23

                                                               PENNSYLVANIA SERIES (CONTINUED)
                                                 ----------------------------------------------------------
                                                         Class B Shares                  Class C Shares
                                                 -----------------------------------  ---------------------
                                                            Year Ended APRIL 30,       Year Ended APRIL 30,
                                                 ------------------------------------  --------------------
PER SHARE DATA:                                      1993(1)       1994        1995       1996    1996(2)
                                                     -------     -------     -------    -------   -------
  Net asset value, beginning of year..               $12.69      $13.09      $12.71     $12.63    $12.68
                                                     -------     -------     -------    -------   -------
  Net asset value, beginning of year..               $16.10      $16.60      $16.01     $16.11    $16.18
                                                     -------     -------     -------    -------   -------
  INVESTMENT OPERATIONS:
  Investment income-net...............                  .26         .85         .83        .79       .53
  Net realized and unrealized gain (loss)
  on investments......................                  .50        (.56)        .10        .32       .25
                                                     -------     -------     -------    -------   -------
  TOTAL FROM INVESTMENT OPERATIONS....                  .76         .29         .93       1.11       .78
                                                     -------     -------     -------    -------   -------
  DISTRIBUTIONS:
  Dividends from investment income-net                 (.26)       (.85)       (.83)      (.79)     (.53)
  Dividends from net realized gain on investments        _         (.03)         _        (.27)     (.27)
                                                     -------     -------     -------    -------   -------
  TOTAL DISTRIBUTIONS.................                 (.26)       (.88)       (.83)     (1.06)     (.80)
                                                     -------     -------     -------    -------   -------
  Net asset value, end of year........               $16.60      $16.01      $16.11     $16.16    $16.16
                                                     =======     =======     =======    =======   =======
TOTAL INVESTMENT RETURN(3)............                16.39%(4)    1.65%       6.02%      6.92%  6.71%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets           1.14%(4)       1.38%       1.44%      1.43%  1.70%(4)
  Ratio of net investment income to
  average net assets..................              4.90%(4)       4.95%       5.22%      4.76%  4.46%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................               .15%(4)        .10%        .01%        _         _
  Portfolio Turnover Rate.............                 8.64%       7.21%      55.19%     52.69%    52.69%
  Net Assets, end of year (000's omitted)            $14,631    $59,057     $70,062    $72,610    $21
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                      Page 24

                                                                      TEXAS SERIES
                                    -----------------------------------------------------------------------------------
                                                                     Class A Shares
                                    -----------------------------------------------------------------------------------
                                                                   Year Ended April 30,
                                    -----------------------------------------------------------------------------------
PER SHARE DATA:                     1988(1)    1989     1990     1991      1992      1993      1994      1995      1996
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value,
  beginning of year..               $15.50   $17.89   $18.64   $18.58    $19.25    $19.89    $21.23    $20.41    $20.69
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net               1.33     1.45  1.44        1.40      1.36      1.29      1.25      1.22      1.20
  Net realized and unrealized gain
  (loss) on investments               2.39      .75     (.05)     .67       .69      1.37      (.66)      .28       .45
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT
  OPERATIONS.........                 3.72     2.20     1.39     2.07      2.05      2.66       .59      1.50      1.65
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                (1.33)   (1.45)   (1.44)   (1.40)    (1.36)    (1.29)    (1.25)    (1.22)    (1.20)
  Dividends from net realized gain
  on investments.....                   _        _      (.01)      _       (.05)     (.03)     (.13)       _       (.30)
  Dividends in excess of net realized
  gain on investments                   _        _        _        _         _         _       (.03)       _         _
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS                (1.33)   (1.45)   (1.45)   (1.40)    (1.41)    (1.32)     (1.41)   (1.22)    (1.50)
                                    -------   ------   ------   ------    ------    ------    ------    ------    ------
  Net asset value, end of year      $17.89   $18.64   $18.58   $19.25    $19.89    $21.23    $20.41    $20.69    $20.84
                                    =======   ======   ======   ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(2)        26.23%(3)   12.79%    7.55%   11.54%    10.97%    13.80%      2.62%    7.63%     8.06%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.........                   _       _         _        _        .15%      .36%      .39%      .37%      .37%
  Ratio of net investment income to
  average net assets.              7.94%(3)    7.90%    7.50%    7.29%     6.78%     6.18%     5.78%     6.01%     5.64%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision of
the Management Agreement)          1.50%(3)    1.50%    1.50%    1.27%      .88%      .62%      .55%      .55%      .55%
  Portfolio Turnover Rate         47.85%(4)    6.84%    2.62%    1.95%     7.49%    14.94%     9.68%    38.68%    49.24%
  Net Assets, end of year
  (000's omitted)....            $1,553      $2,902   $5,642  $15,139   $37,208   $72,037   $76,277   $68,103   $62,864

  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.

                                      Page 25

                                                                    TEXAS SERIES (CONTINUED)
                                                -----------------------------------------------------------
                                                           Class B Shares                Class C Shares
                                                -----------------------------------  ---------------------
                                                         Year Ended APRIL 30,           Year Ended APRIL 30,
                                                    ---------------------------------  -------------------
PER SHARE DATA:                                      1993(1)       1994        1995       1996    1996(2)
                                                     -------     -------     -------    -------   -------
  Net asset value, beginning of year..               $20.52      $21.23      $20.41     $20.69    $20.78
                                                     -------     -------     -------    -------   -------
  INVESTMENT OPERATIONS:
  Investment income-net...............                  .33        1.13        1.10       1.09       .73
  Net realized and unrealized gain (loss)
  on investments......................                  .71        (.66)        .28        .45       .35
                                                     -------     -------     -------    -------   -------
  TOTAL FROM INVESTMENT OPERATIONS....                 1.04         .47        1.38       1.54      1.08
                                                     -------     -------     -------    -------   -------
  DISTRIBUTIONS:
  Dividends from investment income-net                 (.33)      (1.13)      (1.10)     (1.09)     (.73)
  Dividends from net realized gain on investments        _         (.13)         _        (.30)     (.30)
  Dividends in excess of net realized gain
  on investments......................                   _         (.03)         _          _         _
                                                     -------     -------     -------    -------   -------
  TOTAL DISTRIBUTIONS.................                 (.33)      (1.29)      (1.10)     (1.39)    (1.03)
                                                     -------     -------     -------    -------   -------
  Net asset value, end of year........               $21.23      $20.41      $20.69     $20.84    $20.83
                                                     =======     =======     =======    =======   =======
TOTAL INVESTMENT RETURN(3)............             17.60%(4)       2.05%       7.05%      7.51%  7.29%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets            .82%(4)        .94%        .89%       .88%  1.18%(4)
  Ratio of net investment income to
  average net assets..................              4.81%(4)       5.15%       5.46%      5.13   4.77%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................               .49%(4)        .54%        .55%       .55%   .58%(4)
  Portfolio Turnover Rate.............             14.94%          9.68%      38.68%     49.24%    49.24%
  Net Assets, end of year (000's omitted)         $6,373        $15,878     $16,818    $17,461    $1
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                      Page 26

                                                                VIRGINIA SERIES
                                       ------------------------------------------------------------------------------------------
                                              CLASS A SHARES                   CLASS B SHARES                   CLASS C SHARES
                                  -----------------------------------    -------------------------------      -------------------
                                           YEAR ENDED APRIL 30,               YEAR ENDED APRIL 30,           YEAR ENDED APRIL 30,
                                  -----------------------------------    -------------------------------      -------------------
PER SHARE DATA:                    1992(1)    1993     1994     1995     1996   1993(2)   1994     1995   1996       1996(3)
                                    ------   ------   ------   ------   ------  ------   ------   ------  ------      ------
  Net asset value,
  beginning of year.               $15.00   $15.50   $16.80   $16.02   $16.03  $16.25   $16.80   $16.02   $16.03      $16.17
                                    ------   ------   ------   ------   ------  ------   ------   ------  ------      ------
  INVESTMENT OPERATIONS:
  Investment income-net.....          .78     1.00      .97      .94      .93     .26      .88      .85      .84         .57
  Net realized and unrealized gain
   (loss) on investments..            .50     1.31     (.75)     .04      .24     .55     (.75)     .04      .24         .09
                                    ------   ------   ------   ------   ------  ------   ------   ------  ------      ------
  TOTAL FROM INVESTMENT OPERATIONS   1.28     2.31      .22      .98     1.17     .81      .13      .89     1.08         .66
                                    ------   ------   ------   ------   ------  ------   ------   ------  ------      ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net....................     (.78)   (1.00)    (.97)    (.94)    (.93)   (.26)    (.88)    (.85)    (.84)       (.57)
  Dividends from net realized
   gain on investments.........        _      (.01)    (.01)    (.03)      _       _      (.01)      _        _           _
  Dividends in excess of net
  realized gain on investments.        _        _      (.02)      _        _       _      (.02)    (.03)      _           _
                                    ------   ------   ------   ------   ------  ------   ------   ------  ------      ------
  TOTAL DISTRIBUTIONS.......        (.78)    (1.01)   (1.00)    (.97)    (.93)  (.26)     (.91)    (.88)    (.84)       (.57)
                                    ------   ------   ------   ------   ------  ------   ------   ------  ------      ------
  Net asset value, end of year.... $15.50   $16.80   $16.02   $16.03   $16.27  $16.80   $16.02   $16.03   $16.27      $16.26
                                   =======  =======  =======  =======  ======= =======  =======  =======  =======     =======
TOTAL INVESTMENT RETURN(4)....   11.54%(5)  15.32%     1.10%    6.39%    7.32% 17.22%(5)   .54%    5.83%    6.77%    5.64%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
  net assets.................          _       .27%     .46%     .39%     .50%   .83%(5)  1.01%     .90%    1.01%    1.21%(5)
  Ratio of net investment income
  to average net assets....       6.42%(5)    6.02%    5.64%    5.93%    5.58%  4.62%(5)  5.02%    5.40%    5.06%    4.55%(5)
  Decrease reflected in above
  expense ratios due to undertakings
   by The Dreyfus Corporation
  (limited to the expense
  limitation provision of the
  Management Agreement)...        1.22%(5)     .76%     .55%     .55%     .55%   .54%(5)   .54%     .55%     .55%     .52%(5)
  Portfolio Turnover Rate.....    5.96%(6)    9.32%   30.69%   21.60%   50.06%  9.32%    30.69%   21.60%   50.06%      50.06%
  Net Assets, end of year
   (000's omitted).....           $23,096  $55,627  $65,279  $62,428  $61,149  $8,402. $25,254  $28,813  $33,120     $166
  (1)From August 1, 1991 (commencement of operations) to April 30, 1992.
  (2)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (3)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (4)Exclusive of sales load.
  (5)Annualized.
  (6)Not annualized.

                                      Page 27

             Further information about each Series' performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
ALTERNATIVE PURCHASE METHODS
                The Fund offers you three methods of purchasing each Series' shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Series' share represents an identical pro rata interest in the Series' investment portfolio.
                As to each Series, Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares - Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class
    A. See "Distribution Plan and Shareholder Services Plan - Shareholder Services Plan."
                As to each Series, Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 3% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within the first five years of their purchase. See "How to Buy Shares - Class B Shares" and "How to Redeem Shares - Contingent Deferred Sales Charge _ Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .50 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.
                As to each Series, Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Series. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Shares -- Class C Shares" and "How to Redeem Shares -- Contingent Deferred Sales Charge -- Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.
                The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment.
    Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of
                                      Page 28

    your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with long-term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and for investors who invest between $250,000 and $999,999 in Fund shares with long-term investment outlooks. Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.
DESCRIPTION OF THE FUND
        GENERAL
                The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one Series is not deemed to be a shareholder of any other Series. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by Series. When used herein, the term "State" refers to the State after which a Series is named.
        INVESTMENT OBJECTIVE
                The Fund's investment objective is to maximize current income exempt from Federal income tax and, where applicable, from State income taxes for residents of the States of Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, North Carolina, Ohio, Pennsylvania, Texas and Virginia, without undue risk. To accomplish the Fund's investment objective, each Series invests primarily in the debt securities of the State after which it is named, such State's political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and such State's personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "Connecticut Municipal Obligations," "Florida Municipal Obligations," "Georgia Municipal Obligations," "Maryland Municipal Obligations," etc.). To the extent acceptable State Municipal Obligations are at any time unavailable for investment, such Series will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Each Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
        MUNICIPAL OBLIGATIONS
                Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.
    Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change
                                      Page 29

    directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.
    MANAGEMENT POLICIES
                It is a fundamental policy of the Fund that at least 80% of the value of each Series' net assets (except when maintaining a temporary defensive position) will be invested in Municipal Obligations and at least 65% of the value of each Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments. At least 65% of the value of each Series' net assets will be invested in Municipal Obligations issued by issuers in such State, as defined above, and the remainder may be invested in securities that are not State Municipal Obligations and therefore may be subject to State income taxes. See "Investment Considerations and Risks - Investing in State Municipal Obligations" below, and "Dividends, Distributions and Taxes."
                At least 70% of the value of each Series' net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Investors Service, L.P. ("Fitch"). Each Series may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Each Series may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix B" in the Statement of Additional Information. Municipal Obligations rated Baa by Moody's or BBB by S&P or Fitch are considered investment grade obligations; those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics while those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Each Series may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is the lowest rating assigned by such rating organizations and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Investment Considerations and Risks - Lower Rated Bonds" below for a further discussion of certain risks. Each Series also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Series may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities shall be deemed to have the rating so determined. Each Series also may invest in Taxable Investments of the quality described under "Appendix-Certain Portfolio Securities-Taxable Investments." Under normal market conditions, the weighted average maturity of each Series' portfolio is expected to exceed ten years.
                From time to time, a Series may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. Each Series may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.
                                      Page 30

                Each Series' annual portfolio turnover rate is not expected to exceed 100%. Each Series may engage in various investment techniques, such as options and futures transactions, lending portfolio securities and short-selling. Use of certain of these techniques may give rise to taxable income. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks," "Appendix-Investment Techniques" and "Dividends, Distributions and Taxes" below and "Investment Objective and Management Policies - Management Policies" in the Statement of Additional Information.
    INVESTMENT CONSIDERATIONS AND RISKS
    GENERAL -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by each Series of the Fund, such as those with interest rates that fluctuate directly or indirectly based upon multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to hold the security. Each Series' net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Series invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.
    INVESTING IN STATE MUNICIPAL OBLIGATIONS -- You should consider carefully the special risks inherent in the purchase of shares of each Series resulting from its purchase of the respective State's Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in a Series' portfolio and the interest income to the Series could be adversely affected. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.
    CONNECTICUT SERIES -- Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Although the State recorded General Fund surpluses in the fiscal years 1985 through 1987, and 1992 through 1995, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. Moreover, as of June 30, 1995, the General Fund had a cumulative deficit under GAAP of $576.9 million. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. Fitch downgraded the State's general obligation bonds from AA+ to AA in March 1995. Moody's currently rates Connecticut's bonds Aa.
    FLORIDA SERIES -- The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature, provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropri-
                                      Page 31

    ate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1994-95 total General Revenue and Working Capital Funds available are estimated to have been $15.635 billion, which resulted in estimated unencumbered reserves of $319.5 million at the end of fiscal 1994-95. The General Revenue and Working Capital Funds ended the 1993-94 fiscal year with unencumbered reserves of $351.8 million.
    GEORGIA SERIES -- Georgia's Constitution limits appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and the amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well. Georgia's economy grew rapidly in the 1980's resulting in a general fund reserve. As a result of a slowdown in the State's economy in the early 1990's, the general fund reserve was effectively eliminated. Beginning in fiscal 1993, however, revenues once again began to exceed appropriations. The State's revenue shortfall reserve at the end of fiscal 1995 was approximately $288 million. Revenues are estimated to slightly exceed expenditures for fiscal 1996.
    MARYLAND SERIES -- The public indebtedness of the State of Maryland and its instrumentalities is divided into three basic types: general obligation bonds for capital improvements and for various State-sponsored projects to the payment of which the State ad valorem property tax is exclusively pledged; limited, special obligation bonds issued by the Maryland Department of Transportation for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use; and obligations issued by certain authorities payable solely from specific non-tax, enterprise fund revenues for which the State has no liability and has given no moral obligation assurance.
               Since at least the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws, but the Constitution does require the annual operating budget to be in balance with estimated revenues. When the fiscal year 1996 budget was enacted, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1996, would be approximately $7.8 million. As of February, 1996, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1996, will be $1 million. When the 1997 budget was submitted by the Governor to the General Assembly, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1997 would be approximately $500 thousand, and that the balance in the Revenue Stabilization Account of the State Reserve Fund would be $538 million.
    MASSACHUSETTS SERIES -- Massachusetts' economic and fiscal difficulties of recent years appear to have abated. While the Commonwealth's expenditures for state programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 through 1996 with a positive fiscal balance in its general operating funds.
    MICHIGAN SERIES -- Michigan's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, it is anticipated that the State's economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. The principal sectors of Michigan's diversifying economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. Michigan's unemployment rate averaged 9.9% in 1985 and averaged 5.3% in 1995.
                                      Page 32

                Michigan's Annual Financial Reports for the fiscal years ended September 30, 1987, 1988 and 1989 showed positive balances in the State's general cash position representing an improvement from the negative cash position of 1982. Michigan ended fiscal years 1989-90 and 1990-91 with negative balances of $310 million and $169 million, respectively. This cumulative deficit was eliminated as of the fiscal year ended September 30, 1992. Michigan ended fiscal years 1992-93, 1993-94 and 1994 -95 with surpluses of approximately $308 million, $460 million and 67.4 million respectively.
    MINNESOTA SERIES -- The structure of Minnesota's economy parallels the structure of the United States' economy as a whole when viewed at a highly aggregated level of detail. Diversity and a significant natural resource base are two important characteristics of the State's economy. However, the State of Minnesota experienced financial difficulties in the early 1980s because of a downturn in the State's economy resulting from the national recession. More recently, real growth has been equal to or greater than national growth.
                There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuer thereof to pay interest or principal thereon.
    NORTH CAROLINA SERIES -- The economic profile of the State of North Carolina consists of a combination of agriculture, industry and tourism, with agriculture as the basic element in the economy. Tobacco production is the leading source of agricultural income in the State, accounting for 20% of gross agricultural income. The poultry and pork industries also are significant sources of gross agricultural income.
                The North Carolina Constitution requires a balanced budget. While North Carolina's Governor lacks the power to veto budget or other legislative actions, the Governor does have the power as ex office Director of the Budget, after first making adequate provision for the prompt payment of the principal of and interest on bonds and notes of the State according to their terms, to reduce all appropriations for a particular fiscal period on a pro rata basis to prevent an overdraft or deficit for such fiscal period. The Governor also may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across the board appropriations reductions arises.
    OHIO SERIES -- Nonmanufacturing industries now employ more than 78.9% of all payroll employees in Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Although Ohio's economy has improved since the 1980-82 national recession, the State experienced an economic slow-down during its 1990-91 fiscal year, consistent with national economic conditions during that period. For Ohio's fiscal year ended June 30, 1996, the Ohio Office of Budget and Management reported positive $781.3 million and $1,138.5 million ending fund and cash balances, respectively. Each of the foregoing factors could have an effect on the market for issuers generally or may have the effect of impairing the ability of issuers to pay interest on, or repay principal of, Ohio Municipal Obligations.
    PENNSYLVANIA SERIES -- Pennsylvania has been historically identified as a heavy industry state although that reputation has recently changed as the coal, steel and railroad industries declined. A more diversified economy has developed in Pennsylvania as a long-term shift in jobs, investment and workers away from the northeast part of the nation took place. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania is highly urbanized, with approximately 50% of the Commonwealth's total population contained in the metropolitan areas which include the cities of Philadelphia and Pittsburgh. The Commonwealth's adopted fiscal 1996-97 General Fund budget provided for no new taxes. As of June 30, 1996, the General Fund had a surplus of $69.8 million or 0.4% above the official estimate for the prior fiscal year.
                                      Page 33

    TEXAS SERIES -- Economically and financially the State of Texas suffered during the 1980s significant damage from the continued depressed price of oil and gas and the overbuilding in the real estate market. The decline in oil prices, particularly since 1986, and the recession that followed have had a severe effect on the Texas banking and savings and loan industries, resulting in a number of closings among banks and savings and loans through the early 1990s. In recent years, the State's overall financial situation has improved significantly, as Texas' economic growth has been outpacing that of the United States as a whole.
    In fiscal years 1991,   1992, 1993, 1994 and 1995, Texas' General Revenue
    Fund ended with cash surpluses of $1.005 billion, $615 million, $1.630 billion, $2.225 billion and $2.101 billion,respectively.

    to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater impact on Virginia relative to its size than any states other than Alaska and Hawaii. Virginia's economy has continued to grow over the last decade, and while per capita income has grown both faster and slower than the U.S. average from year to year during that period, per capita income continues to be above the national average. Virginia's unreserved General Fund balances have continued to grow in recent years from a low in 1991. The Virginia Constitution requires a balanced budget and, since 1993, the funding of a Revenue Stabilization Fund. Current debt levels are well below limits established by the Constitution.
    INVESTING IN MUNICIPAL OBLIGATIONS -- Each Series may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a fund that does not follow this practice.
                Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
                Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Series and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.
    ZERO COUPON SECURITIES -- Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company, and avoid liability for Federal income taxes, a Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securi-
                                      Page 34

    ties under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
    LOWER RATED BONDS -- Each Series may invest up to 30% of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix - Certain Portfolio Securities - Ratings."
    USE OF DERIVATIVES - Each Series may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of a Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, can decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix-Investment Techniques-Use of Derivatives" below and "Investment Objective and Management Policies-Management Policies-Derivatives" in the Statement of Additional Information. NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of each Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of a Series' assets may be invested in the securities of a limited number of issuers, the Series' portfolio may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Series may not have more than 25% of its total assets invested in anyone issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
    SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
MANAGEMENT OF THE FUND
    INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of June 28, 1996, The Dreyfus Corporation managed or administered approximately $79 billion in assets for more than 1.7 million investor accounts nationwide.
                The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's
                                      Page 35

    Board in accordance with Massachusetts law. The primary portfolio manager for each of the Florida Series and the Georgia Series is Stephen C. Kris, who has held that position since February 1996 with respect to the Florida Series and September 1992 with respect to the Georgia Series, and has been employed by The Dreyfus Corporation since February 1988. The primary portfolio manager for each of the Connecticut Series, the Massachusetts Series, the North Carolina Series and the Virginia Series is Samuel J. Weinstock, who has held that position with respect to the Connecticut Series and the Massachusetts Series since August 1987 and with respect to the North Carolina Series and Virginia Series since August 1991, and has been employed by The Dreyfus Corporation since March 1987. The primary portfolio manager for each of the Maryland Series, the Pennsylvania
    Series and the Texas Series is Douglas J. Gaylor, who has held that position since January 1996 and has been employed by The Dreyfus Corporation since January 1996. Prior to joining The Dreyfus Corporation, Mr. Gaylor was a Municipal Portfolio Manager at PNC Bank since 1993 and from 1989 to September 1993 was a Municipal Portfolio Manager at Wilmington Trust Company. The primary portfolio manager for each of the Michigan Series, the Minnesota Series and the Ohio Series is Joseph P. Darcy, who has held that position and has been employed by The Dreyfus Corporation since May 1994. For more than five years prior to joining The Dreyfus Corporation, Mr. Darcy was a Vice President and Portfolio Manager for Merrill Lynch Asset Management. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank
    (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $237 billion in assets as of March 31, 1996, including approximately $83 billion in proprietary mutual fund assets. As of March 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $886 billion in assets including approximately $61 billion in mutual fund assets.
                Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .55 of 1% of the value of each Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Series which would have the effect of lowering the expense ratio of that Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
                For the fiscal year ended April 30, 1996, the Fund paid The Dreyfus Corporation a management fee at the effective annual rate set forth below with respect to each Series pursuant to undertakings in effect:
                                      Page 36

                                        EFFECTIVE ANNUAL RATE
                                          AS A PERCENTAGE OF
         SERIES                        AVERAGE DAILY NET ASSETS
         --------------------         --------------------------
         Connecticut                          .55 of 1%
         Florida                              .55 of 1%
         Georgia                              .35 of 1%
         Maryland                             .55 of 1%
         Massachusetts                        .55 of 1%
         Michigan                             .55 of 1%
         Minnesota                            .55 of 1%
         North Carolina                       .53 of 1%
         Ohio                                 .55 of 1%
         Pennsylvania                         .55 of 1%
         Texas                                .0
         Virginia                             .0
                In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus
    Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
                The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.
    DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund
    Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor' ultimate parent is Boston Institutional Group, Inc.
    TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus
    Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation,
    P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's
    Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the
    Fund's Custodian.
HOW TO BUY SHARES
    GENERAL -- Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service
    Agent.
                When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.
                Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on
                                      Page 37

    their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution Plan or Shareholder Services Plan. You should consult your Service Agent in this regard.
                The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.
                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier State Municipal Bond Fund," and should specify the Series in which you are investing. Payments to open new accounts which are mailed should be sent to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, together with your Account
    Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Neither initial nor subsequent investments should be made by third party check.
                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or in any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York as shown below, for purchase of Fund shares in your name:
        DDA #8900119489/Premier State Municipal Bond Fund/Connecticut Series DDA #8900119381/Premier State Municipal Bond Fund/Florida Series
        DDA #8900117087/Premier State Municipal Bond Fund/Georgia Series
        DDA #8900119403/Premier State Municipal Bond Fund/Maryland Series
        DDA #8900119470/Premier State Municipal Bond Fund/Massachusetts Series DDA #8900119411/Premier State Municipal Bond Fund/Michigan Series
        DDA #8900119438/Premier State Municipal Bond Fund/Minnesota Series
        DDA #8900208635/Premier State Municipal Bond Fund/North Carolina Series DDA #8900119446/Premier State Municipal Bond Fund/Ohio Series
        DDA #8900119454/Premier State Municipal Bond Fund/Pennsylvania Series DDA #8900119462/Premier State Municipal Bond Fund/Texas Series
        DDA #8900208678/Premier State Municipal Bond Fund/Virginia Series
                The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
                Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark and the Government Direct Deposit
    Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
                                      Page 38

                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
                Each Series' shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the net assets of each Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Each Series' investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                If an order is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.
                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be cancelled and the institution could be held liable for resulting fees and/or losses.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                CLASS A SHARES -- The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:
                                      Page 39

                                                 SALES LOAD
                                     -----------------------------------------
                                           AS A % OF            AS A % OF             DEALERS' REALLOWANCE
                                        OFFERING PRICE       NET ASSET VALUE                AS A % OF
  AMOUNT OF TRANSACTION                   PER SHARE             PER SHARE                OFFERING PRICE
  ---------------------------         ----------------      -----------------       ------------------------
  Less than $50,000......                   4.50                    4.70                      4.25
  $50,000 to less than $100,000             4.00                    4.20                      3.75
  $100,000 to less than $250,000            3.00                    3.10                      2.75
  $250,000 to less than $500,000            2.50                    2.60                      2.25
  $500,000 to less than $1,000,000          2.00                    2.00                      1.75
  $1,000,000 or more.....                   -0-                      -0-                       -0-

                A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The terms contained in the section of the Prospectus entitled "How to Redeem Shares -- Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.
                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves, directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.
                Class A shares also may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c) (3) of the Internal Revenue Code of 1986, as amended (the "Code") investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to
                                      Page 40

    dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.
        CLASS B SHARES -- The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
    CLASS C SHARES -- The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."
    RIGHT OF ACCUMULATION -- CLASS A SHARES -- Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
                To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
    TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
    FUND EXCHANGES
                You may purchase, in exchange for a Class of a Series, shares of the same Class of one of the other Series, or of the same Class in certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence.
                                      Page 41

    These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account Shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any other conditions are imposed on its use.
                To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561.
    Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561, or, by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Check Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.
                Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promul-
                                      Page 42

    gated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."
    AUTO-EXCHANGE PRIVILEGE
                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis) in exchange for shares of a Series, in shares of the same Class of one of the other Series, or the same Class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes." DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
    GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to
                                      Page 43

    terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
    DIVIDEND OPTIONS
                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
                For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
    LETTER OF INTENT -- CLASS A SHARES
                By signing a Letter of Intent form, which can be obtained by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount
                                      Page 44

    equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.
HOW TO REDEEM SHARES
    GENERAL
                You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Series' then-current net asset value.
                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period. CONTINGENT DEFERRED SALES CHARGE
    CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not
                                      Page 45

    exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.
                If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
    The following table sets forth the rates of the CDSC:

        YEAR SINCE PURCHASE                                        CDSC AS A % OF AMOUNT
        PAYMENT WAS MADE                                      INVESTED OR REDEMPTION PROCEEDS
        -----------------------                           ---------------------------------------
        First......................................                        3.00
        Second.....................................                        3.00
        Third......................................                        2.00
        Fourth.....................................                        2.00
        Fifth......................................                        1.00
        Sixth......................................                        0.00

                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.
                For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3%
    (the applicable rate in the second year after purchase) for a total CDSC of $7.20.
    CLASS C SHARES -- A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See
    "Contingent Deferred Sales Charge -- Class B Shares" above.
    WAIVER OF CDSC -- The CDSC applicable to Class B and Class C may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any
                                      Page 46

    investment company with the relevant Series by merger, acquisition of assets or otherwise, and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus at the time of the purchase of such shares.
                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
    PROCEDURES
                You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege with respect to Class A shares only, or the TELETRANSFER Privilege. If you are a client of a Selected Dealer, you may redeem shares through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer
    Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares for which certificates have been issued are not eligible for the Check Redemption or TELETRANSFER Privilege.
                You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Series shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Series' net asset value may fluctuate.
    REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has
                                      Page 47

    adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program.
    If you have any questions with respect to signature guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.
                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
    CHECK REDEMPTION PRIVILEGE -- CLASS A SHARES -- You may write
    Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of the Class A shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (See "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5252.
    REDEMPTION THROUGH A SELECTED DEALER -- If you are a customer of a Selected Dealer, you may make redemption requests to your Selected
    Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York
                                      Page 48

    Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
    REINVESTMENT PRIVILEGE -- CLASS A SHARES
                Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
                Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.
    DISTRIBUTION PLAN -- Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares of each Series at an annual rate of .50 of 1% of the value of the average daily net assets of Class B and .75 of 1% of the value of the average daily net assets of Class C.
    SHAREHOLDER SERVICES PLAN -- Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
DIVIDENDS, DISTRIBUTIONS AND TAXES
    DIVIDENDS AND DISTRIBUTIONS -- Under the code, each Series of the
    Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. Each Series of the Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) are received by the Transfer Agent in written or telegraphic form. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.
                Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any
                                      Page 49

    accrued dividends to which such account is entitled belongs to an underlying account-holder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions by each Series from its net realized securities gains, if any, generally are declared and paid once a year, but the Series may make distributions on a more frequent basis to comply with distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Series will make distributions from its net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the Series and the same Class from which they were paid at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by the relevant Class. See "Fee Table."
    FEDERAL TAX TREATMENT -- Except for dividends from Taxable
    Investments, the Fund anticipates that substantially all dividends paid by a Series from net investment income will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of a Series generally are subject to Federal income tax as long-term capital gains if you are a citizen or resident of the United States. Dividends and distributions attributable to income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Appendix _ Investment Techniques," will be subject to Federal income tax. No dividend paid by any Series will qualify for the dividends received deduction allowable to certain
    U.S. corporations. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of any Series which is deemed to relate to exempt-interest dividends is not deductible.
                Although all or a substantial portion of the dividends paid by each Series may be excluded by shareholders of the Series from their gross income for Federal income tax purposes, each Series may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If a Series purchases such securities, the portion of the Series' dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.
                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares of a Series if you exchange your Class A shares for shares of another Series or fund advised or administered by The Dreyfus Corporation within 91 days of purchase and such other Series or other fund reduces or eliminates its otherwise applicable sales load charge for the purpose of the exchange. In this case, the amount of your sales load charge for Class A shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of your Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the other Series or fund shares received on the exchange.
                                      Page 50

                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
                Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in a Series. If a Series pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividends as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
                Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
                Management of the Fund believes that each Series has qualified for the fiscal year ended April 30, 1996 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. Such qualification relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Series of the Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains, if any.
    STATE AND LOCAL TAX TREATMENT -- Each Series will invest primarily in Municipal Obligations of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Obligations. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.
                The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.
                                      Page 51

                The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.
    CONNECTICUT SERIES -- Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. Dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Obligations. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even though treated as a preference item for purposes of the Federal alternative minimum tax.
                Dividends qualifying as exempt-interest dividends for Federal income tax purposes that are distributed by the Series to entities taxed as corporations under the Connecticut corporation business tax are not exempt from that tax.
                The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.
    FLORIDA SERIES -- Dividends or distributions by the Fund to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.
                Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.
                The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.
    GEORGIA SERIES -- Dividends and distributions by the Georgia Series to a Georgia resident that are attributable to interest on Georgia Municipal Obligations or direct obligations of the United States and its territories and possessions are not subject to the State of Georgia income tax. Dividends or other distributions by the Series which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, are subject to the State of Georgia income tax at the applicable rate.
                The Georgia intangibles tax previously imposed upon certain intangible personal property has been repealed, effective as of January
    1, 1996. Accordingly, shares of the Georgia Series will not be subject to an intangibles tax in Georgia.
    MARYLAND SERIES -- Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a
                                      Page 52

    regulated investment company and are attributable to (i) interest on Maryland Municipal Obligations or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Obligations or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.
                Maryland presently includes in taxable net income items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference. Accordingly, subject to a threshold amount, 50% of any distributions by the Series attributable to such private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.
                In the event the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.
                Individuals will not be subject to personal property tax on their shares of the Maryland Series.
    MASSACHUSETTS SERIES -- Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Obligations or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Obligations the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. The Series believes that distributions from net realized long-term securities gains that are taxable by Massachusetts are reportable as long-term capital gains, irrespective of how long the resident has held shares in the Series. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on long-term capital gains based on the length of time the asset has been held since January 1, 1995. There is as yet no official guidance concerning the treatment under the revised statute of mutual fund shareholders that receive capital gain distributions. However, the state Department of Revenue has released "working" draft regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates each portion of such distributions in a notice provided to shareholders within 30 days of year-end. A challenge to the new law is currently pending before the Massachusetts Supreme Judicial Court. Shareholders should consult their tax advisers with respect to the Massachusetts personal income tax treatment of capital gain distributions from the Series.
                The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.
                                      Page 53

    MICHIGAN SERIES -- Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax and are excluded from the taxable income base of the Michigan intangibles tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Obligations, obligations of U.S. possessions, as well as direct U.S. Government obligations. Dividends or distributions by the Series to a Michigan resident that are attributable to most other sources are subject to both the Michigan personal income tax and are included in the taxable income base of the Michigan intangibles tax.
                For Michigan personal income and intangibles tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Obligations and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income and will be included in the taxable income base of the Michigan intangibles tax, except that dividends from net investment income or distributions from capital gains reinvested in Series' shares are exempt from such tax. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.
                Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.
    MINNESOTA SERIES -- Dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Obligations, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Obligation, may be subject to the Minnesota alternative minimum tax.
                The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.
    NORTH CAROLINA SERIES -- Dividends paid by the North Carolina Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Obligations or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Obligations issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.
                The North Carolina intangibles tax previously imposed upon certain intangible personal property has been repealed, effective as of January 1, 1995. Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.
                                      Page 54

                To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.
    OHIO SERIES -- Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Obligations and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includable in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation taxed on the net worth basis of the Ohio Corporation Franchise Tax.
    PENNSYLVANIA SERIES -- Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.
                Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. It is the current position of the Department of Revenue of the Commonwealth of Pennsylvania that Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.
                Shares of the Series are exempt from Pennsylvania county personal property taxes to the extent that the portfolio of the Series consists of Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions.
    TEXAS SERIES -- All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January 1, 1992 and thereafter. These changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is
                                      Page 55

    applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned
    surplus is computed by     reference to Federal taxable income. Thus, any
    amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.
                Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.
                Effective with franchise tax reports originally due after January l, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (l) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas.
                The shares of the Series are not subject to property taxation by Texas or its political subdivisions.
    VIRGINIA SERIES -- Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.
                        Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.


                        As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt


                                      Page 56

    from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.
                When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class of shares may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.
                These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.
                Current yield refers to each Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the maximum offering price per share in the case of Class A or the net asset value in the case of Class B or Class C at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of each Series' current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
                Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.
                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Series of the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Series' performance will include each Series' average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which each Series has operated.
                Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of
                                      Page 57

    the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares which, if reflected, would reduce the performance quoted.
                Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman
    Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.
GENERAL INFORMATION
                The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated
    September 19, 1986. Prior to July 2, 1990, the Fund's name was Premier State Tax Exempt Bond Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into three classes _ Class A, Class B and Class C. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law or when class voting is permitted by the Fund's Board. Only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.
                Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional
    Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
                To date, the Trustees have authorized the creation of twelve Series of shares. All consideration received by the Fund for shares of one of the Series and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.
                The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
                                      Page 58
APPENDIX
    INVESTMENT TECHNIQUES
    BORROWING MONEY -- Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. However, each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of such Series' total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Series' total assets, such Series will not make any additional investments.
    SHORT-SELLING -- Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.
                Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of such Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
                Each Series also may make short sales "against the box," in which such Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.
    USE OF DERIVATIVES -- Each Series may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
                Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
                If a Series invests in Derivatives at inappropriate times or judges the market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
                Although neither the Fund nor any Series is a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures
    Trading Commission which limit the extent to which a Series can invest in certain Derivatives. Each Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, each Series may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than bona fide hedging purposes, exceed 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of
                                      Page 59

    an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
                Each Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, a Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
    LENDING PORTFOLIO SECURITIES -- Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3 % of the value of such Series' total assets, and the Series will receive collateral consisting of cash, U. S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
    FORWARD COMMITMENTS -- Each Series may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
    CERTAIN PORTFOLIO SECURITIES
    CERTAIN TAX EXEMPT OBLIGATIONS -- Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased will meet the quality criteria established for the purchase of Municipal Obligations.
    TAX EXEMPT PARTICIPATION INTERESTS -- Each Series may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development
                                      Page 60

    bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Obligation in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Series' Board has determined meets the prescribed quality standards for banks set forth below, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
    TENDER OPTION BONDS -- Each Series may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.
    CUSTODIAL RECEIPTS -- Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts.
    A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Obligations, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities
                                      Page 61

    should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Series should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.
    STAND-BY COMMITMENTS -- The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Series also may acquire call options on specific Municipal Obligations. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Series of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Series.
    ZERO COUPON SECURITIES -- Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
    ILLIQUID SECURITIES -- Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Series' net assets could be adversely affected.
    TAXABLE INVESTMENTS -- From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch;
                                      Page 62

    obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Obligations are unavailable for investment by a Series, in excess of 35% of a Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made. RATINGS -- Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix B" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations.
                The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a series that invested in higher rated securities.
                The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended April 30, 1996, computed on a monthly basis, for each Series indicated was as follows:
                                      Page 63

                                                                                    OHIO             PENNSYLVANIA
              FITCH            OR      MOODY'S    OR           S & P               SERIES               SERIES
           -------------           -------------            ------------         ----------          ------------
               AAA                       Aaa                    AAA                38.8%                43.1%
                AA                       Aa                     AA                  8.3                  9.1
                A                        A                      A                  23.4                 13.6
               BBB                       Baa                    BBB                18.3                 19.8
                BB                       Ba                     BB                  6.7                   .8
               F-1                    MIG1/P-1                SP-1/A-1              1.0                  1.8
            Not Rated                 Not Rated               Not Rated             3.5(1)              11.8(2)
                                                                                 --------              --------
                                                                                  100.0%               100.0%
                                                                                 ========              ========
-----------------------------
                (1) Included under the Not Rated category are securities
    comprising 3.5% of the Ohio Series' market value which, while not rated, have been determined by The Dreyfus Corporation to be of comparable quality to securities in the following rating categories: Aaa/A  AA (1.1%),
    A/A (.3%), Baa/BBB (1.8%) and B (.3%).
                (2) Included under the Not Rated category are securities
    comprising 11.8% of the Pennsylvania Series' market value which, while not rated, have been determined by The Dreyfus Corporation to be of comparable quality to securities in the following rating categories:
    Aaa/AAA (.9%), A/A (1.7%), Baa/BBB (4.0%), Ba/BB (3.1%) and B (2.1%).

                The actual distribution of the Series' investments by ratings on any given date will vary. In addition, the distribution of the Series' investments by ratings as set forth above should not be considered as representative of the Series' future portfolio composition.
                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE SERIES'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE SERIES'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE SERIES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                PSTEBP090396